SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 12a-6(e)(2))

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Definitive Proxy Statement

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Additional Materials

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Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

PRASAD SERIES TRUST

(Name of Registrant as Specified in Its Charter)

Not Applicable

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRASAD SERIES TRUST

Prasad Growth Fund

8000 Town Center Drive, Suite 400

Broadview Heights, Ohio 44147

1-877-PRASAD1

_______________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of

Prasad Growth Fund

A Special Meeting of the  Shareholders (the "Meeting") of the Prasad Growth Fund  (the "Fund") of Prasad Series Trust (the “Company”) will be held at the First Floor Medium Conference Room, 600 Superior Avenue, E., Cleveland, Ohio  44114 on Friday, July 14, 2006, at 10:00 a.m. local time, for the following purposes:

PROPOSALS

1.

To elect the board of trustees; and

3.

To transact such other business as may properly come before the meeting.

Shareholders of record as of the close of business on May 17, 2006 ("Record Date"), are entitled to notice of and to vote at the Meeting.  If you do not sign and return the enclosed proxy card promptly, the Fund may incur the additional expense of subsequent mailings.

By Order of the Board of Trustees

Rajendra Prasad, M.D.

Chairman and Trustee

May 30, 2006

Shareholders are invited to attend the meeting in person. Whether or not you plan to attend in person, all shareholders are urged to vote promptly by completing and returning the enclosed proxy card, in the envelope provided. Your vote is important, no matter how large or small your holdings may be.

PRASAD SERIES TRUST

Prasad Growth Fund

8000 Town Center Drive, Suite 400

Broadview Heights, Ohio 44147

1-877-PRASAD1

PROXY STATEMENT

Special Meeting of Shareholders

July 14, 2006

INTRODUCTION

This Proxy Statement is furnished to the shareholders of the Fund by the Board of Trustees of the Company in solicitation of shareholder votes at the Meeting. The Meeting is scheduled to be held at the First Floor Medium Conference Room, Fifth Third Building, 600 Superior Avenue, E., Cleveland, Ohio 44114 on Friday, July 14, 2006 at 10:00 a.m., local time. The purpose of the Meeting is to consider and vote on the election of the Board of Trustees. The Board recommends that you vote in favor of the nominees.

Only the shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of the Record Date there were 182,701.608 issued and outstanding shares of the Fund. Each share issued and outstanding will be entitled to one vote, and each fractional share issued and outstanding will be entitled to a proportionate share of one vote. The Notice of Special Meeting, Proxy Statement and the form of Proxy was first mailed to shareholders of record on or about May 30, 2006.

SOLICITATION AND VOTING INFORMATION

Quorum.

One-third of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present in person or by proxy for the transaction of business at the Meeting. If a quorum is present at the Meeting, but sufficient votes to approve the proposals are not received, the persons named as Proxies (or their substitutes) may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy.  Persons named as proxies will vote those proxies that they are entitled to vote FOR adoption of the proposals in favor of an adjournment, and will vote those proxies required to be voted AGAINST adoption of the proposals against such adjournment.

Required Vote.

Pursuant to Section 2 of Article VII of the Declaration of Trust, the affirmative vote of the holders of a plurality of shares present at a meeting, whether in person or by proxy, shall be required for the election of Trustees. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

A proxy may be revoked at any time prior to its use (a) by written notice of its revocation to the Chairman of the Board at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

Abstentions are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a particular proposal. As a result, they have the same effect as a vote against a proposal. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, those shares will not be considered as present and entitled to vote with respect to such proposal.

Proxy Solicitation.

Solicitation of proxies will be conducted principally by the mailing of this Proxy Statement and the accompanying proxy card. Proxies also may be solicited in person, by telephone, or by facsimile.  Authorizations to execute proxies may be obtained by telephone or electronically. If proxies are executed pursuant to telephonic or electronic authorization, the Fund will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

Expenses in connection with the solicitation of proxies, including any expenses in connection with telephone voting, will be borne by the Fund.  Upon request, the Fund will reimburse attorneys, brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record.

PROPOSAL 1 - ELECTION OF TRUSTEES

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

The purpose of this proposal is to elect the Trustees (each a "Nominee") of the Board of the Fund that will assume office immediately upon election by the shareholders. The Board held its last meeting March 17, 2006. The Board is currently comprised of three members. Two of the Nominees (whose names are preceded by an asterisk (*)) are currently members of the Board of Trustees; one is not. All Nominees have agreed to stand for election, serve if elected and hold office for an unlimited term. Information regarding each Nominee is set forth below.

All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies which would have otherwise been voted for such Nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.

WHO ARE THE NOMINEES TO THE BOARD?

The table below lists the Nominees, their age, current positions held with the Fund, length of time served, term of office, principal occupations during the last five years, the number of funds or portfolios in the complex of funds and portfolios managed by it or its affiliates overseen by the Nominee, and number of other directorships held outside of the Fund.

Nominees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) are referred to as "Independent Trustees." Nominees who are deemed to be "interested persons" of the Fund under the 1940 Act are referred to as "Interested Trustees."

Name, Address and Age	Position Held With the Trust	Term of Office(1) and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Director-ships Held by Trustee
*Rajendra Prasad, M.D. (2) 1310 East Ocean Blvd., #1401 Long Beach, CA 90802 Age: 60	Chairman and Trustee	Since 1998	Portfolio manager for Prasad Growth Fund. Physician in private practice.	1	0
*Ratan Lalchandani 6823 Alta Vista Drive Rancho Palos Verdes, CA 90275 Age: 63	Trustee	Since February, 2003	Retired; Chief Information Officer, AppleCare Medical Management until 2004.	1	0
Manu Hinduja 17082 Greentree Lane Huntington Beach, CA 92649 Age: 56	None	N/A	Director, GRS Service, Inc.; Director, Huntington Resources, Inc.	0	2

(1) Each of the Nominees currently serving as a Trustee of the Fund shall serve until his/her successor is elected and qualified or until his/her death or removal.

(2)   Mr. Prasad is deemed to be an Interested Trustee because of his affiliation with Mutual Funds Leader, Inc. (the “Adviser”) as the investment adviser for the Fund. Mr. Prasad is the president and a principal shareholder of the Adviser and, therefore, is deemed to be in control of the Adviser

*    This Nominee is currently a Trustee of the Fund.

Neither the Fund's Agreement and Declaration of Trust nor its By-Laws provide for the annual election of Trustees. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death or removal.

SHARE OWNERSHIP OF TRUSTEES

As of the Record Date, the dollar range of equity securities owned beneficially by each Nominee in the Fund and in any registered investment companies overseen by the Nominees within the same family of investment companies as the Fund is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Rajendra Prasad	$200,000 to $250,000	$200,000 to $250,000

Ratan Lalchandani	None	None

Manu Hinduja	None	None

*Based on May 17, 2006 net asset value of $6 per share.

OWNERSHIP OF SHARES

As of  the Record Date, the following persons were known by the Fund to be the beneficial owners of more than 5% of the shares of the Fund:

Name and Address	Percentage of Ownership
Brinda Prasad Trust 1310 East Ocean Blvd., #1401 Long Beach, CA 90802	19.96%
National Investors Services 55 Water Street, 32nd Floor New York, NY 10041	9.94%

Rajendra Prasad IRA 1310 East Ocean Blvd., #1401 Long Beach, CA 90802	9.44%

Coast Hematology Oncology PSPP 2690 Pacific Ave., Ste. 260 Long Beach, CA 90806	8.14%

Paul S. Yoon IRA 13716 Bannon Drive Cerritos, CA 90703	6.49%

* Rajendra Prasad may be deemed to “control” the Fund.

As of the Record Date, all officers and Trustees as a group beneficially owned 53,727 shares, constituting 29.4% of the outstanding shares of the Fund.

COMPENSATION

No Trustee receives any compensation from the Trust for serving as an officer or Trustee of the Company.  The fees paid to the Trustees for the fiscal year ended March 31, 2006, which are the only compensation or benefits payable to Trustees, are summarized in the following table:

COMPENSATION TABLE

Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustee

Rajendra Prasad	$0	$0	$0	$0
Ratan Lalchandani	$0	$0	$0	$0
Manu Hinduja	$0	$0	$0	$0

BOARD COMMITTEES

There are no standing committees of the Board of Trustees, including without limitation, nominating, audit or compensation committees. As a relatively small fund with just three Trustees, the entire Board takes action as a whole that would normally be brought to each respective committee if they existed. Specifically, the entire Board acts as the Fund's Audit Committee pursuant to 3(a)(58)(B) of the Act. Under the Company's By-Laws, the Trustees may elect from their own an Executive Committee to consist of not less than three members to hold office, and any other committee, composing of any number of Trustees, that they determine necessary. At this time, the Board does not feel it is necessary to create or maintain any special committees and shall continue to take action at the Board level as a whole.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES OF  THE FUND.

OTHER BUSINESS

The Board of Trustees has not been informed and is not aware that any other business will be brought before the Meeting other than the matters set forth in this Proxy Statement. However, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxy card in accordance with their best judgment with respect to any other matter that may be properly presented to the Meeting or any adjournment thereof. By signing and returning your proxy card, you give the Proxies discretionary voting authority as to any such matter or matters.

By Order of the Board of Trustees

Rajendra Prasad, M.D.

Chairman and Trustee

May 30, 2006

PROXY CARD

PRASAD SERIES TRUST

Prasad Growth Fund

Revocable Proxy for Special Meeting of Shareholders.

This Proxy Is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints Gregory Getts and Michael J. Meaney, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of the Prasad Growth Fund to be held at the First Floor Medium Conference Room, Fifth Third Building, 600 Superior Avenue, E., Cleveland, Ohio  44114 on Friday, July 14, 2006, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The Proposal affecting your Fund is listed below. Be sure to read the detailed discussion of this Proposal in the Proxy Statement.

Shares represented by this proxy will be voted as directed by the Shareholder.

IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please vote by filling in the appropriate box below using blue or black ink or dark pencil. Do not use red ink.

1. To elect the following three individuals as Trustees of the Board:

1.

Rajendra Prasad

2.

Ratan Lalchandani

3.

Manu Hinduja

FOR

AGAINST

 FOR ALL EXCEPT

ABSTAIN

 To withhold authority to vote for one or more, write the nominee's number(s) on line below.

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Please sign exactly as name appears above. If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.

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Signature

Dated

  Signature (if necessary)

Dated